                                                                    EXHIBIT 10.5


                           EDINA SOUTHWEST BUILDING
                               LEASE AGREEMENT


    THIS LEASE is made and entered into this 26th day of FEBRUARY, 1997 by and between EDINA SOUTHWEST PARTNERS, a general partnership hereinafter referred to as "LESSOR" and DATALINK CORPORATION hereinafter referred to as "LESSEE".



                                 WITNESSETH:



     In consideration of the mutual covenants, promises, and agreements herein contained, the parties do hereby agree as follows:

1.   DESCRIPTION OF THE PREMISES
     LESSOR does hereby lease to LESSEE and LESSEE does hereby lease and take from LESSOR certain premises consisting of approximately 26,653 square feet within the building at 7423 WASHINGTON AVENUE SOUTH, EDINA, MINNESOTA hereinafter referred to as "Premises." These Premises are identified in the building plans as Suite 2-9 and are more specifically designated in Exhibit "A" which is made a part hereof. The Premises is measured from the outside of all exterior walls to the center of tenant division and common area walls and is hereafter referred to as the "leased premises."

2.   TERM
     This lease shall be for a term of THREE (3) YEARS commencing on the FIRST day of JANUARY, 1997 and terminating on the LAST day of DECEMBER, 1999.

3.   USE OF PREMISES
     It is agreed that the leased premises shall be used by the LESSEE for OFFICES, LIGHT ASSEMBLY, STORAGE, AND RECEIVING/SHIPPING OF THE LESSEE'S GOODS AND RELATED ACTIVITIES and for no other purpose; subject to all local, state, and federal laws and regulations regarding the use of the premises.

4.   PARKING AND DRIVES
     The LESSEE, its employees, and invitees shall have the nonexclusive right to use the common driveways and parking lots along with the other tenants, invitees and customers of the building. The use of such driveways and parking facilities are subject to such reasonable rules and regulations as the LESSOR may impose. No more than 60 parking spaces are to be occupied at any one time by the LESSEE, its employees and invitees. The LESSEE further agrees not to use, or permit the use by its employees, the parking areas for the overnight storage of automobiles or other vehicles without the written permission of the LESSOR.

5.   NET LEASE
     This is a "net" Lease, and LESSOR shall not be required to provide any services or do any acts in connection with the leased premises not specifically set forth in this Lease. As hereinafter further described in the Lease the LESSEE is responsible for and shall pay all utility charges, trash removal, its proportionate share of real estate taxes including installments of special assessments and its proportionate share of the building's operating expenses. For purposes of computing the share of the building that is leased to the LESSEE, it is mutually determined and agreed that the net rentable are of the building consists of 76,243 square feet, that the leased premises of LESSEE is 26,653 square feet, and accordingly, the LESSEE's percentage and proportionate share for purposes of allocating real estate taxes and assessments and operating expenses is 34.96%. Also, for the partial years at the beginning and end of this Lease, the "LESSEE" shall only be responsible for its share of costs for the portion of the year that the Lease is in effect.

6.   RENT
     LESSEE shall pay as annual rent for the leased premises, the sum of ONE HUNDRED THIRTY-FIVE THOUSAND EIGHT HUNDRED SIXTY-FOUR DOLLARS AND NO/100 ($135,864.00) payable in equal monthly installments of ELEVEN THOUSAND THREE HUNDRED TWENTY-TWO DOLLARS AND NO/100 ($11,322.00) in advance of the first business day of each month during the full term hereof. In the event the original term hereof shall commence on a day other than the first day of a month, then a prorate rent payment shall be made paying the rent through the end of the first partial month. All rental payments required hereunder shall be paid to LESSOR at such place as LESSOR indicates on the rent statement of may otherwise direct in writing from time to time. ALSO SEE PARAGRAPHS #24 AND 34.



                              APPROXIMATE AREAS
                              -----------------
                                FOR RENTAL CALCULATIONS          ACTUAL  FINISH
Office:         1st floor               9282 SF                       13,678 SF
                2nd floor               1740 SF                         1740 SF
Whse:           1st Floor             14,761 SF                       10,365 SF
                2nd Floor                  0 SF                            0 SF
Other:          1st Floor                  0 SF                            0 SF
                2nd Floor                870 SF                          870 SF

                TOTAL AREA                              26,653 SF

7.       TAXES AND SPECIAL ASSESSMENTS
         Commencing with the real estate taxes and installments of special assessments payable in the year this Lease commences the LESSEE shall pay to LESSOR, as additional rent for and during the full term of this Lease, its proportionate share of any and all such real estate taxes and installments of special assessments which are levied, assessed or charged against the entire property. As the dollar amount will not be known at the beginning of each calendar year, LESSOR shall make a reasonable estimate of what the amount will be for that year, and LESSEE shall pay an estimated share each month. The first of the month after LESSOR has received the actual real estate tax statement and sent a copy to the LESSEE an adjustment shall be made for any difference between that which the LESSEE paid and that which it should have paid. LESSEE shall then start paying its prorata share monthly based upon the actual tax statement

8.       OPERATING EXPENSES
         The LESSEE shall pay, as additional rent, when billed by LESSOR, its proportionate share of the following operating expenses during the full term of this Lease:
         (a) City water and sewer charges, except where used by tenants in substantial amounts for production and is therefore separately metered, and the monitoring surveillance of the fire protection system.
         (b) Lawn care, snow and litter removal, and the repair and maintenance as reasonably required for parking lots, drives, sidewalks and landscaped areas.
         (c) Electrical service for the trash and mechanical room and or exterior lighting, replacement of bulbs used for exterior lighting, and trash removal from the common area trash room serving the LESSEE, if any.
         (d) All insurance that is maintained by LESSOR with respect to the building, for fire and extended coverage, loss of rents insurance or business interruptions and general liability insurance.
         (e) All other necessary maintenance, replacement, and repair, to the exterior of the building except, structural maintenance which is the responsibility of LESSOR, and that which is covered by manufacturer or sub-contractor warranties.
         (f) Property management expenses, except for re-leasing commissions and special services not related to the ongoing operation of the building, of four percent (4.00%) of the rents and additional rents collected.

         LESSOR agrees to exercise due care and diligence to obtain these operating expense services and supplies at competitive and reasonable market costs with acceptable quality and service standards. LESSOR shall have the right to invoice these costs monthly to LESSEE on an estimated basis, making adjustments to actual costs periodically (but at least annually) as operating reports are available.

9.       UTILITIES
         LESSEE is responsible and shall pay for all utility services. The LESSEE is separately metered for gas and electricity and will deal with the utility companies for service requirements and billing.
         In the event the LESSEE uses water and sewer in substantial amounts or for production purposes, the LESSOR shall install at LESSEE'S expense a water meter to sub-meter said water and sewer, and shall charge LESSEE for said water and sewer at rates as charged by the City of Eden Prairie.
         LESSOR shall not be liable to LESSEE for any loss or damage of any kind of description whatsoever caused or sustained by reason of failure of the heating or ventilating and air conditioning system servicing the leased premises or because of inability to obtain energy or utilities for any reason beyond LESSOR's control.

10.      INSURANCE
         The LESSEE shall maintain in full force and effect during the term hereof, a policy of public liability insurance under which the LESSOR and LESSEE are named insured. The minimum limits of liability for such insurance shall be $500,000.00 combined single limit for bodily injury and property damage. LESSEE agrees to deliver a duplicate copy of said policy, or a certificate of insurance evidencing such coverage, to LESSOR.

Such policy shall contain a provision requiring ten (10) days written notice to the LESSOR before cancellation of the policy can be effected.
         The LESSOR shall carry and cause to be in full force and effect a fire and extended coverage insurance policy on the building, but not contents owned, leased to or otherwise in possession of the LESSEE. Such policy shall contain a provision that the policy shall not be canceled except upon ten (10) days written notice to the LESSEE.
         Each insurance policy carried by either the LESSOR or LESSEE covering the leased premises or its contents shall provide that the insured party has relinquished all rights to recover against the other party for loss or damage resulting from perils insured against by the policy. LESSOR and LESSEE each hereby waive any claim based upon liability which may arise against the other so far as the claim relates to loss or damage to the premises or contents which is covered by insurance.
        The LESSOR agrees to carry a fire and extended coverage insurance policy on the building which covers, without any rating surcharge, a wide range of uses. The uses set forth in Paragraph 3 of this Lease falls within such wide range of uses. In the event, however, the LESSEE's change in use of the premises or contents kept in the premises, or refusal to follow directions from the Fire Inspection Bureau, or general housekeeping cause the fire and extended coverage insurance premiums for the building to increase then the LESSEE agrees to pay such additional premium in equal monthly installments.

11.      MAINTENANCE
         The LESSEE shall be wholly responsible for the maintenance and repair of the interior of the leased premises, and will keep them in as good condition as when turned over to it, reasonable wear and tear and damage by fire and the elements excepted.
         The LESSEE agrees to keep the leased premises in a clean, orderly and sanitary condition and will neither do nor permit to be done therein anything which is in violation of insurance policies on the building or that is contrary to law.
         The LESSEE will neither commit nor suffer waste to the building or to the leased premises.
         The maintenance and repair obligations of the LESSEE specifically extend to all interior walls and to all doors, windows, plumbing, heating and cooling systems, and electrical fixtures that serve the leased premises, except as these obligations may be covered by manufacturer or contractor warranties. The LESSOR agrees to cooperate with and reasonably assist LESSEE in pursuing such warranties which are still in effect.
         The LESSEE is responsible for snow removal two feet out from doors and entries.
         The LESSOR shall at its own expense keep in good order, safe condition and repair the structural parts of the building in which the leased premises are located, except where repairs to the structural parts are required due to the fault or negligence of the LESSEE, its employees or invitees, in which case the LESSEE shall be responsible.

12.      APPEARANCE AND ACCESS
         LESSOR and LESSEE mutually agree to keep the grounds, building, leased premises and common areas in a condition of good repair and appearance as their respective responsibilities and rights may allow. LESSOR shall provide general access to LESSEE and its invitees to the common areas except as reasonable security requirements and temporary conditions may prevent, and shall make a reasonable effort to keep the common areas well maintained and free of nuisance. LESSOR may establish and LESSEE will abide by reasonable rules for parking, security, handing of trash and like procedures.
         LESSEE agrees to keep all of its trash containers, pallets, dumpsters, refuse and waste within its leased premises OR NEAR ITS TRUCK DOCKS.

13.      LESSOR'S RESPONSIBILITY
         LESSOR agrees that prior to the commencement of the term hereof, at its sole cost and expense, it will make the following improvements, if any, alterations, or maintenance efforts for the benefit of the LESSEE.
         THE LESSOR SHALL BE RESPONSIBLE FOR THE COSTS OF IMPROVEMENTS AND ALTERATIONS REQUESTED BY THE LESSEE UP TO $965.00. THE LESSEE SHALL PAY ANY COSTS IN EXCESS OF $965.00.
         LESSEE acknowledges that, upon occupancy hereof, it will cause the leased premises to be inspected in order to ascertain the condition thereof; that any objections (except for latent deficiencies not currently discoverable) thereto not delivered in writing to LESSOR within 20 days after occupancy shall be deemed waived.

14.      CONDEMNATION LOSS
         Should all the leased premises be taken in condemnation proceedings or by exercise of any right of eminent domain, then this Lease shall automatically terminate as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the leased premises. If there is a partial taking but LESSEE continues to occupy the premises in part, the rent shall be reduced in the proportion that the unoccupied part of the premises bears to the entire premises.

if, as a result of a partial taking, the leased premises are no longer usable for the purposes specified in Paragraph 3 of this Lease, then, in any such case, the LESSEE may terminate this Lease as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the property by giving written notice thereof to the LESSOR. The LESSOR shall be specifically entitled to all awards for condemnation.

15.      ASSIGNMENT
         The LESSEE will not assign this Lease, and will not sublet any part of said premises without the prior written consent of the LESSOR. Said consent will not be unreasonably withheld. Any such assignment or subletting will not release the LESSEE from its responsibilities under this Lease, unless expressly agreed to in writing by the LESSOR. The LESSOR shall have the right to any profit made in such assignment or subletting, but only in the event that the LESSEE is using less than one-half of its leased premises for its business operation. If the LESSEE shall be declared bankrupt, shall have a receiver appointed of its property, shall make an assignment for the benefit of creditors, or its rights hereunder shall be taken under execution; it shall be construed as an assignment of this Lease within the meaning hereof, the LESSOR shall have the right to terminate this Lease.
16.      BREACH BY TENANT
         In the event that the LESSEE shall vacate or abandon said premises or shall default in any of its covenants herein, and said default shall not be removed within 10 days after notice thereof in writing from the LESSOR, the LESSOR is hereby authorized to re-enter said premises to eject the LESSEE, and take full possession of said premises, to terminate this Lease at its option, and to lease and let said premises as to it shall seem best, to remove from said premises all personal property of the LESSEE, and to store the same to the account and at the expense and risk of the LESSEE, and to sell said property or any part thereof, and out of the proceeds to pay all expenses of so removing, storing, and selling the same, and all sums which shall then be in arrears or past due for rent. No such act or acts of the LESSOR shall be construed as cancellation of the Lease or waiver of said term, except exercise of its option to terminate the same.
         In case the LESSOR shall determine that an action or proceeding at law or otherwise is necessary to enforce the terms and conditions hereof, the LESSEE agrees that necessary costs and; reasonable attorney's fees and disbursements thereof; and brokerage fees to re-lease said premises may be allowed and taxes against it along with annual interest in the amount of 12% or the maximum amount allowed by law whichever is less.
17.      ALTERATIONS
         The LESSEE shall not make any alterations to the leased premises without the written consent of the LESSOR, such consent not to be unreasonably withheld. If the LESSEE shall desire to make any such alterations, an accurate description shall first be submitted to and approved by the LESSOR and shall be done by the LESSEE at its own expense. LESSEE agrees that all such work shall be done in a good, workmanship like manner, and in conformance with applicable building codes, that the structural integrity of the building shall not be impaired, and that no liens shall attach to the premises by reason thereof. The LESSOR DECLARES that all such alterations MADE IN THE PAST AND TO BE MADE IN 1997 HAVE THE LESSOR'S CONSENT. THE LESSEE SHALL HAVE NO OBLIGATION TO RESTORE the premises to its original condition FOR SUCH IMPROVEMENTS. Any such alterations shall become the property of the LESSOR WHEN THE LESSEE VACATES THE PREMISES and all right, title and interest therein of the LESSEE shall immediately cease unless otherwise stated in writing. The LESSEE however, shall remain the owner of any installed trade fixtures and shall have the right to remove such trade fixtures at the expiration of this Lease Agreement, so long AS REPAIRS ARE MADE WHERE ITEMS WERE REMOVED.
18.      SIGNS
         The LESSEE shall have the right, at its own risk and expense, to place signs identifying its business on the exterior walls of the building and next to any doors opening directly into the premises, so long as all such signs conform with the LESSOR's building standards and criteria and with all applicable zoning laws. Said signs shall not be erected without the written prior approval of the LESSOR. LESSEE agrees to maintain its signs in good repair, to remove its signs at the end of the term or any extended term, repairing any damage caused by such removal, and to hold LESSOR harmless from any loss, cost, or damages resulting from the erection, existence, maintenance, or removal or LESSEE's signs. The LESSEE agrees not to place signs on or near its window(s) which are easily visible from the exterior. The LESSOR reserves the right to remove all unapproved signs at the expense of the LESSEE.
19.      ENTRY
         The LESSOR shall have the right to keep pass keys to the leased premises. The LESSEE agrees that no additional locks will be placed on any of the LESSEE's doors without the written consent of the LESSOR. THE LESSOR HEREBY CONSENTS TO ALL LOCKS INSTALLED AS OF THE SIGNING OF THIS LEASE AGREEMENT. LESSOR, its agents, and its employees shall have the right to enter the premises at all reasonable times with representative of LESSEE present to inspect them, to make repairs, and to maintain the building of which the premises are a part. During the ninety days prior to the expiration of the term, the LESSOR or its agents may exhibit the premises to prospective Lessees. LESSOR shall also have the right of entry as provided in Paragraph 16.

20.      SUBORDINATION
         It is mutually agreed that this Lease shall be subordinate to any and all mortgages, ground leases, or other securities, including any renewals, modifications, consolidations, replacements and extensions thereof now or hereafter recorded against the leased premises by the LESSOR. LESSEE's right to quiet possession of the premises shall not be disturbed if LESSEE is not in default and so long as LESSEE shall pay the rents and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

21.      NOTICES
         All notices, consents, demands and requests which may be or are required to be given by either party of the other, shall be in writing, and sent by United States registered or certified mail, with return receipt requested, addressed to the LESSEE at the street address set forth in Paragraph 1 and to the LESSOR in care of SCHOENING PROPERTIES, INC. 5325 WEST 74TH STREET, SUITE 8, EDINA, MINNESOTA 55439 or to such other address as LESSOR may direct in writing in the future.
         The date which said registered or certified mail is mailed by the LESSOR shall be conclusively deemed to be the date on which a notice, consent, demand, or request is given or made. The above address of a party may be changed at any time of from time to time by notice given by said party to the other party in the manner herein above provided.

22.      SHORT FORM LEASE
         The parties hereto shall, at the option of either party, execute a short form of lease for recording purposes and, in such event, the terms thereof shall constitute a part of this Lease as fully as though recited at length herein.

23.      ASSUMPTION
         The LESSOR may assign its right, title, and interest in this Lease, and such assignment shall thence terminate all the LESSOR's obligations so long as the LESSOR is not in default when such assignment is made and the assignee assumes the LESSOR's responsibilities thereafter. This Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit, and be binding upon the LESSOR and LESSEE, their respective successors and assigns.

24.      OCCUPANCY
         THE LESSEE IS IN OCCUPANCY OF ALL OF THE LEASED PREMISES EXCEPT FOR BAY 8 AND 9. IN THE EVENT BAY 8 HAS NOT BEEN VACATED BY AD&P AS OF THE COMMENCEMENT DATE, THEN THE LESSOR AND LESSEE AGREE THAT THERE SHALL BE A REDUCTION IN RENT AS SET FORTH IN PARAGRAPH 6 FOR SIXTY DOLLARS AND NO/100 ($60.00) PER DAY, A REDUCTION IN THE ADDITIONAL RENT FOR TAXES AND OPERATING EXPENSES OF TWENTY-TWO DOLLARS AND NO/100 ($22.00) PER DAY, AND THE LESSEE SHALL NOT BE OBLIGATED TO PAY UTILITIES FOR ANY AREA THAT HAS NOT BEEN VACATED.
         IN THE EVENT BAY 9 HAS NOT BEEN VACATED BY AD&P AS OF THE COMMENCEMENT DATE, THEN THE LESSOR AND LESSEE AGREE THAT THERE SHALL BE A REDUCTION IN THE RENT AS SET FORTH IN PARAGRAPH 6 OF FIFTY-THREE DOLLARS AND NO/100 ($53.00)
PER DAY, A REDUCTION IN THE ADDITIONAL RENT FOR TAXES AND OPERATING EXPENSES
OF TWENTY-TWO DOLLARS AND NO/100 ($22.00) PER DAY, AND THE LESSEE SHALL NOT BE OBLIGATED TO PAY UTILITIES FOR ANY AREA THAT HAS NOT BEEN VACATED. FURTHER, COMMENCING ON THE DAY THAT BAY 9 IS VACATED, THE LESSOR AGREES TO REDUCE THE RENT DUE UNDER PARAGRAPH 6 BY ONE THOUSAND FIVE HUNDRED EIGHTY-SEVEN DOLLARS AND NO/100 ($1587.00) PER MONTH FOR TWO (2) MONTHS. THEREAFTER THE LESSOR AGREES TO REDUCE THE MONTHLY RENT DUE FOR BAY 9 BY FIVE HUNDRED EIGHTY-SEVEN DOLLARS AND NO/100 ($587.00) PER MONTH FOR THREE ADDITIONAL MONTHS.

25.      CLAIMS
         The LESSEE will make no claims against the LESSOR for any loss of or damage to property caused by theft, burglary, water, gas, electricity or other means, unless the cause of such loss or damage is the direct result of the gross negligence or the willful misconduct of the LESSOR, its employees, or agents.

26.      FIRE REPAIR
         In the event of damage to the premises by fire, the elements or other casualty, LESSOR shall repair the damage with reasonable dispatch, unless mortgagee or financial participant, who from time to time might have an interest in on the demised premises, shall require that the fire insurance proceeds be used to reduce its interest or the indebtedness on the premises. If the damage renders the premises untenantable in whole or in such part that it is impractical to conduct business therein, the rent shall wholly abate until the damage has been repaired. If the damage renders the premises untenantable in part but LESSEE continues to occupy them in part, the rent shall be reduced in the proportion that the unoccupied portion of the premises bears to the entire premises, until the damage has been repaired.

part, the rent shall be reduced in the proportion that the unoccupied portion of the premises bears to the entire premises, until the damage has been repaired.

27.      QUIET ENJOYMENT
         LESSEE, upon payment of the rent herein reserved and upon performance of all of the terms, covenants and conditions of this Lease by it to be kept and performed, shall at all times during the term hereof or during any extension or renewal hereof, peaceably and quietly enjoy the leased premises without any disturbance from LESSOR or from any other person claiming through LESSOR. Upon expiration or sooner termination of the term hereof, LESSEE shall surrender the leased premises in good condition and repair, except for reasonable wear and tear, condemnation and casualty.

28.      HOLDING OVER
         If LESSEE shall hold over the leased premises or any part thereof after the expiration of the term hereof such holding over shall be construed only to be a tenancy from month to month subject to all of the covenants, conditions an obligations hereof except that the rent shall be 150% of the amount shown in paragraph 6. Nothing herein shall be construed to give LESSEE any rights to hold over and to continue in possession of the leased premises after the expiration of the term hereof.

29.      DEPOSIT
         NO SECURITY DEPOSIT REQUIRED.

30       OTHER PROVISIONS
         The invalidity or unenforceability of any provision hereof shall not effect or impair the validity of any provision.
         The headings herein are inserted only for convenience and reference and shall in no way define, limit, or describe the scope or intent of any provisions of this Lease. As used herein and where necessary, the singular imports the plural and vice versa, and masculine, feminine and neuter pronouns and expressions are interchangeable.
         The covenants and agreements herein contained shall bind and shall inure to the benefit of the LESSOR and LESSEE, their respective heirs, administrators, legal representatives, successors and assigns.
         During the term of this Lease Agreement, in the event the LESSEE should pay to the LESSOR an amount which is less than the amount due at that time, and the LESSOR receives and deposits such payment, such receipt and deposit shall not be assumed to be payment in full, but rather partial payment toward the LESSEE's account.
         This Lease shall be governed by, construed and enforced in accordance with the laws of the State of Minnesota.
         One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver or subsequent breach of same covenant, term or condition. The failure or delay on the part of the other party to enforce or exercise at any time any of the provisions, rights or remedies of this Lease shall in no way be construed to be a waiver thereof nor in any way effect the validity of this Lease or any part thereof or the right of the party to thereafter enforce each and every such provision, right or remedy.

31.      DISCLOSURE STATEMENT
         The LESSEE is hereby informed that H. M. "Bud" Schoening, Jr. is a partner in the partnership that owns the property, and is also acting as leasing agent in this transaction.

32.      EXHIBITS AND ADDENDUMS
         This instrument contains all of the agreements made between the parties and may not be modified orally or in any manner other than by agreement in writing signed by all parties to this Lease. The following exhibits and addendums are attached and hereby made a part of this Lease:
         Exhibit A(1)  Building Floor Plan

33.      OPTIONS TO EXPAND
         THE LESSEE SHALL HAVE THE RIGHT AND OPTION TO EXPAND ITS LEASED PREMISES TO THE SOUTH, TAKING ALL OF PORTIONS OF BAYS 1, 2, AND 3 AT 7435 WASHINGTON AVENUE AND MARKED AS THE "SOUTH EXPANSION" ON EXHIBIT A, ON THE FOLLOWING TERMS AND CONDITIONS:

              1.) THE LESSOR SHALL OFFER SUCH AREA TO THE LESSEE AS AN EXPANSION AREA ANY TIME FROM JUNE 1, 1997 TO JUNE 1, 1998.

              2.) THE BASE RENT FOR SUCH SPACE IF ANY AND WHEN IT IS LEASED TO THE LESSEE

                   OFFICE AREA ON 1ST FLOOR   @ $7.75 PER SQ. FT.
                   OFFICE AREA ON 2ND FLOOR   @ $6.50 PER SQ. FT.
                   WAREHOUSE AREA             @ $3.75 PER SQ. FT.

              3.) The LESSOR shall notify the LESSEE at least four (4) months in advance of the impending lease expiration/space availability, and the LESSEE agrees to notify the LESSOR of its intent to add such space to its leased premises within thirty (30) days of such LESSOR notification.

              4.)  The LESSEE agrees to accept the space "as is".


34. IMPROVEMENT AMORTIZATION
    The LESSEE agrees to pay each and every month, in addition to and along with the rent set forth in paragraph 6 herein, the amount of One Thousand Three Hundred Dollars ($1,300.00) for the amortization of improvements.



The signatories below warrant that they are duly authorized to enter into this Lease representing the parties hereto.


IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.


EDINA SOUTHWEST PARTNERS                      DATALINK CORPORATION

By  HM Schoening, Jr.                         By  Greg Meland
  ----------------------------------            -------------------------------
                             Partner

By                                            Its President & CEO
  ----------------------------------             ------------------------------



                                                  [SIG]
                                                  -------------------
                                                  Secretary/Treasurer

                                  AGREEMENT


January 27, 1997



RE: Improvement cost borne by the Edina Southwest Partners for Datalink Corporation improvements that were Datalink's responsibility.

Parties:      Edina Southwest Partners
              - hereinafter referred to as the Lessor, and

              Datalink Corporation
              - hereinafter referred to as the Lessee

The Parties agree to the following:


     1.) The Lessee agrees to pay Twelve Thousand Dollars ($12,000.00) as its share in excess of $68,000.00 for improvements to the expansion and remodeling done in 1994.

     2.) All other costs for improvements (i.e. extra improvements after the 1994 remodeling and the construction of a picnic area) have been eliminated in exchange for a reduction of the Lessor's improvement obligation under the new Lease Agreement dated February 26, 1997. Therefore, with the payment of the above mentioned $12,000, all of the Lessee's obligations to the Lessor for improvement costs of both labor and materials shall be fully satisfied.



With their signatures below, the Parties indicate their agreement with the foregoing:



Lessor:  Edina Southwest Partners       Lessee:      Datalink Corporation



by   HM Schoening, Jr.                  by  Greg Meland
    ------------------------------------   ------------------------------------

its  Partner                            its President & CEO
    ------------------------------------   ------------------------------------

                     ASSIGNMENT AND ASSUMPTION AGREEMENT
                    (TENANT LEASES AND SECURITY DEPOSITS)



    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of this 30th day of June, 1997, by and between Edina Southwest Partners, a Minnesota general partnership (hereinafter "Seller") and 7423 Washington Avenue L.L.P., a Minnesota limited liability partnership (hereinafter "Purchaser").

RECITALS

    A. Seller and Purchaser have entered into a purchase agreement dated June 30th, 1997 (the "Agreement") whereby Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller, certain real property and improvements located at 7401-7435 Washington Avenue South, Edina, Minnesota 55439, and more fully described in Exhibit A attached hereto (the "Property").

    B. The Agreement obligates Seller to assign to Purchaser at closing certain tenant leases and security deposits in connection with the Property, and obligates Purchaser to assume Seller's duties as landlord thereunder from and after the date of closing.

    C. By warranty deed dated as of the date hereof (the "Deed"), to be recorded in the office of the Registrar of Titles for Hennepin County, Minnesota concurrently with the delivery hereof, Seller has conveyed the Property, with all improvements thereon, to the Purchaser.

AGREEMENT

    NOW, THEREFORE, in consideration of the Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

    1. Assignment and Assumption of Leases. Seller hereby sells, assigns, transfers and conveys unto Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the tenant leases described on the schedule attached hereto as Exhibit B (the "Leases"), which Seller certifies to be complete and correct to the best of its knowledge, as of June 30th, 1997, together with all rents payable thereunder on and after the date hereof. By its execution hereof, Purchaser agrees to assume and be bound by and timely perform, observe, discharge and otherwise comply with each and every one of Seller's duties, obligations, covenants and undertakings accruing on or after the date hereof under the Leases, including without limitation, those obligations relating to the "Deposits" referred to in paragraph 2 hereof.

    2. Deposits. Seller hereby sells, assigns, transfers and conveys unto Purchaser, and its successors and assigns, all of Seller's right, title and interest in and to the security and other deposits (the "Deposits") described on the attached Exhibit B, which Seller certifies to be true, complete and correct to the best of its knowledge as of June 30th, 1997, together with any interest thereon which may be required by law or by the Leases to be accrued for the benefit of the tenants.

        3. Representations and Warranties of Seller. Seller hereby represents and warrants to the Purchaser that Seller has good title to, and good right to assign and transfer, said Leases in manner and form aforesaid; that Seller's interest in said Leases are free and clear of all liens, charges and encumbrances; and that no rents have been prepaid under the Leases more than thirty (30) days in advance of the date hereof, except as may be disclosed on Exhibit B.

        4. Indemnification. Purchaser covenants to hold Seller harmless from and indemnify Seller against any claim, loss, damage, cost or expense (including reasonable attorneys' fees and court costs) that Seller may incur from and after the date hereof as a result of the failure of Purchaser to perform any of its obligations with respect to the Deposits or under the Leases from and after the date hereof. Seller covenants to hold Purchaser harmless from and indemnify Purchaser against any claim, loss, damage, cost and expense (including reasonable attorneys' fees and court costs) that Purchaser may incur from and after the date hereof as a result of (a) the failure of Seller to perform any of its obligations with respect to the Deposits and under the Leases up to the date hereof and (b) the breach of the representations and warranties made by Seller under paragraph 3 hereof.

        5. Further Assurances. Seller and Purchaser hereby covenant and agree to sign, execute and deliver, or cause to be signed, executed or delivered and to do or make, or cause to be done or made, upon request of either party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required for the purpose of or in connection with acquiring or more effectively vesting in Purchaser or evidencing the vesting in Purchaser of the right, title and interest of Seller granted, conveyed, bargained, sold, assigned, transferred, set over or delivered or intended to be granted, conveyed, bargained, sold, assigned, transferred, set over or delivered, hereby or hereunder and the assumption of the obligations of Seller referred to herein.

        6. Tenant Leases and Files. Purchaser acknowledges that, along with all of the Leases, Seller has transferred all files of Tenants to Purchaser, which include applications and correspondence. Purchaser covenants and agrees to maintain the Leases and the files of Tenants in a manner customary to similar office-warehouse complexes in Edina, Minnesota for a period not to exceed two (2) years, and upon the request of Seller, to provide Seller access to the Leases and to the files of Tenants during normal business hours for any reasonable purpose.

        7. Governing Law. This Assignment and Assumption Agreement and all other instruments referred to herein shall be governed by, and shall be construed in accordance with, the laws of the State of Minnesota.

        8. Successors and Assigns. This Assignment and Assumption Agreement and the terms and provision hereof shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Seller and Purchaser.

    9. Incorporation by Reference. All of the Exhibits attached hereto or referred to herein and all documents in the nature of such Exhibits are by reference incorporated herein and made a part of this Assignment and Assumption Agreement.

    10. Survival. The terms and conditions of this Assignment and Assumption Agreement shall survive the Closing.

    IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Assignment and Assumption Agreement to be executed on their behalf by their duly authorized representatives as of the date first above written.

                                      SELLER:



                                      EDINA SOUTHWEST PARTNERS,
                                      a Minnesota general partnership



                                      By: HM "Bud" Schoening
                                         -------------------------------------
                                           Its General Partner

                                      PURCHASER:

                                      7423 WASHINGTON AVENUE L.L.P.,
                                      a Minnesota limited liability partnership




                                      By: Greg Meland
                                         -------------------------------------
                                           Greg Meland
                                           Its Managing Partner


STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )

    The foregoing instrument was acknowledged before me this 30th day of June, 1997, by HM Bud Schoening, the General Partner of Edina Southwest Partners, a Minnesota general partnership, on behalf of the partnership.

[SEAL]

         JANE M. MILLER
     NOTARY PUBLIC-MINNESOTA
         WASHINGTON COUNTY               Jane M. Miller
MY COMMISSION EXPIRES JAN. 31, 2000      -------------------------------------
                                         Notary Public

STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF HENNEPIN  )

    The foregoing instrument was acknowledged before me this 30th day of June, 1997, by Greg Meland, the Managing Partner of 7423 Washington Avenue L.L.P., a Minnesota limited liability partnership, on behalf of the partnership.

[SEAL]

         JANE M. MILLER
     NOTARY PUBLIC-MINNESOTA
         WASHINGTON COUNTY               Jane M. Miller
MY COMMISSION EXPIRES JAN. 31, 2000      -------------------------------------
                                         Notary Public

                                  EXHIBIT A

                              Legal Description



The South 148.24 feet of Tract D, Tract E, Registered Land Survey No. 1253, according to the recorded plat thereof, Hennepin County, Minnesota,

Subject to a limitation of the right of access being the right of ingress to and egress from that part of above land onto County State Aid Highway No. 18 as shown in deed Document No. 876314.

                                  EXHIBIT B

                     Rent Roll and Security Deposit List

                     EDINA SOUTHWEST PARTNERS - JUNE, 1997

                                   EXHIBIT B


------------------------------------------------------------------------------------------------------------------------------------
 ACCT/                                BASE                                  AMORT         TOTAL            SECURITY DEPOSITS
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS        TENANT                 RENT       TAXES        CAC           IMPR.        INVOICE                HELD
------------------------------------------------------------------------------------------------------------------------------------
7401       Closets By Design        3,490.00    1,191.34     499.11                      5,180.45             3,490.00
------------------------------------------------------------------------------------------------------------------------------------
7403       Statice Fonts/Joy Wise     425.00                                               425.00               425.00
------------------------------------------------------------------------------------------------------------------------------------
7404       Richard Hanson             700.00                                               700.00                 0.00
------------------------------------------------------------------------------------------------------------------------------------
7419       ADP                      9,600.00    3,054.04   1,279.49                     13,933.53               850.00
------------------------------------------------------------------------------------------------------------------------------------
7423       Datalink                10,735.00    2,989.90   1,252.62       1,300.00      16,277.52                 0.00
------------------------------------------------------------------------------------------------------------------------------------
7435       Donlin Company           3,995.51    1,181.08     494.81                      5,671.40             3,765.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
           TOTAL                   28,945.51    8,416.36   3,526.03       1,300.00      42,187.90             8,530.00
------------------------------------------------------------------------------------------------------------------------------------


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